Bryce Capital Growth Fund

Bryce Capital Value Fund

Semi-Annual Report To Shareholders

December 31, 2004

The Views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Funds will continue to hold these securities in the future. Before investing, please carefully read the prospectus, which contains more complete information, including the investment objective, fees, risks and expenses. Contact the Bryce Capital Funds at 1-866-62BRYCE if you have any questions or to obtain a prospectus. The prospectus can also be obtained from our website at www.brycefunds.com

Performance data quoted represents past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risks, which is the possibility that the market values of securities owned by the fund will decline and the value of the fund shares may therefore be less than what you paid for them.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Letter to our Shareholders

Dear Valued Shareholder:	December 31, 2004

Let me begin by once again thanking you for your investment in the Bryce Family of Funds. We appreciate your confidence and take the trust that you have placed in us very seriously. Please know that we will always strive to generate strong performance while keeping costs well below the average no-load mutual fund. We are in this together, as I too have my personal as well as my family’s money in the Bryce Funds.

We finished 2004, our first full quarter since the funds’ inception on a strong note. Both funds had strong 4th quarters and finished the year ahead of the benchmark, the S&P 500, from inception on September 14th through year-end. We are particularly pleased to have been able to deliver these results in the face of strong cash inflows into the funds, which left us frequently with large cash positions each morning.

Most investors are surprised to hear that 2004 ended up being a good year for the stock markets, as the tone or sentiment for the vast majority of the year was fairly negative. The overhang of rising short term interest rates, concerns in regards to the economy, rapidly rising oil prices, the war in Iraq and the outcome of the election all weighted heavily on investors for the majority of the year.

However, when the year was put in the books, the stock market as measured by the S&P 500 had an “average” year when compared with the long-term average returns, but got there in less than an “average” way. Although the return of the S&P 500 was approximately 10% for the full year 2004, the index was actually down on the year entering the last week of October.

With the election out of the way some of the uncertainty that the stock market so dislikes was cleared up. However, last year can serve as a good reminder that stock market returns are not achieved in a steady amount each month. In fact, historically 90% of the stock market’s return is generated in 20-25% of the trading days. These few big return days can account for a large portion of the year’s return, which argues for staying invested when working toward longer-term investment goals. It is best to let compounding grow your assets rather than making changes in reaction to what are short-term events. Even as bad as it has felt at times, as of this writing the S&P 500 is up over 150% over the last 10 years, again showing that the long-term averages have a tendency to sort out the short-term gyrations.

As we look forward to 2005, expectations continue to be fairly mixed. Many of the same concerns from 2004 are still overhangs in 2005. Interest rates are expected to continue to rise on the short end of the yield curve as the Federal Reserve moves up the Fed Funds rate. Oil prices, although off of their highs, are still high by historic standards and this continues to act as an artificial “tax” on consumers. In addition, Iraq and the potential for terrorist activity spooks the market with every headline or news flash on the TV screen. On the positive side, although there is concern about the economy, overall the environment looks fairly strong entering the New Year. Earnings are coming in strongly, with many companies beating expectations and the consumer continues to help drive the economy through their strong spending. We remain optimistic about the prospects for the stock market in 2005.

Again, I would like to thank you for the opportunity you have provided us at the Bryce Funds.

/s/ Ed Sheidlower,
Ed Sheidlower, CMFC
President, Bryce Capital Funds

Bryce Capital Growth Fund:

The Bryce Capital Growth Fund began on September 14, 2004 and from then to the end of the year, was up 7.42% (net of fees) ahead of the benchmark S&P 500 (price return). We are extremely proud of this performance as the last two months of the year were extremely strong ones for the stock market and with strong inflows into the fund, we were constantly finding ourselves with large percentage cash positions in a rising market. In addition, the S&P Barra Growth Index trailed the market substantially, in both 2004 and for the period September 14 through December 31, 2004, making the out-performance even more gratifying.

During the 4th quarter, the fund was positioned with the highest sector weightings being in the information technology, healthcare, industrial and financial sectors. Each of these sectors as a whole added to the strong performance of the fund. With 2004’s stock market performance being driven by energy and true economically sensitive or cyclical stocks, the funds underweight in these sectors hurt performance. However, the fund has stringent fundamental analysis that goes into adding a company to the portfolio and without meeting the necessary criteria, a stock will not be considered. Many of the energy and the cyclical stocks do not have sufficient growth characteristics, even during times of economic growth, to make the cut. This fund uses a “bottom’s up” approach which means that it is the stock selection that determines where the fund’s over and under-weights are, rather than an economic call that uses a “top down” approach and fills buckets (sectors) to match that call. The fund was essentially “fully invested” during this period holding very little cash as we saw plenty of opportunities.

During this period, the fund saw positive performance contributions from many different sectors. The fund’s sole energy related name during this period, Patina Oil and Gas, was bought out as was Guidant Corporation, the medical device maker, which was acquired by Johnson and Johnson. As a result both of these positions were removed from the fund. In addition, we saw strong moves in several of the funds largest positions. Reebok International, which markets, designs and produces sports and fitness products had a very good 4th quarter driven by strong consumer demand around the holiday season. Another strong performer was Old Dominion Freight Line, a motor carrier in the United States that benefited strongly from good earnings and heavy demand for their services.

On the down side, we were hurt by one of our technology positions. It is always great when a company that you own is bought out at a nice premium as was the case for our holding in Veritas Software. However, we were unable to celebrate that victory as the acquiring company was one that we also owned in Symantec Corporation. The market rewarded Veritas, but punished Symantec for what they viewed as an extremely rich price paid. We like the combination of these two companies, but with the deal being many months away from being consummated and the sentiment in regards to the deal souring daily, we took our lumps and exited Symantec, with hopes of revisiting the stock at a later date.

Looking forward, we are optimistic, albeit cautiously so on the prospects for 2005. Although there is some negative overhang on the economic environment, we feel that individual stock selection will be the key. We are concentrating on companies that our research identifies as having prospects for strong earnings reports which we believe the market will reward. We stick with companies in which we believe are fundamentally sound regardless of the macroeconomic environment. Going forward, we are reducing our weighting in the technology sector while increasing the weighting in healthcare and energy.

As a fellow shareholder, thank you for your confidence and investment in the Bryce Growth Fund.

/s/ Ed Sheidlower, CMFC
Ed Sheidlower, CMFC
Portfolio Manager

Bryce Capital Growth Fund
Investment Changes

Top Ten Stocks as of December 31, 2004

% of fund’s
net assets
Ambac Financial Group	3.9
Reebock International	3.9
Amgen Inc.	3.9
Labor Ready Inc.	3.9
WR Berkley Corp	3.7
Lab Corp of America	3.7
Fisher Scientific	3.7
Old Dominion Freight Line Inc.	3.6
Affiliated Managers Group	3.5
CBRL Group	3.5

37.4

Top Five Market Sectors as of December 31, 2004

% of fund’s
net assets
Information Technology	22.6
Health Care	20.6
Industrials	20.2
Financials	17.2
Consumer Discretionary	15.8

Asset Allocation (% of funds net assets)
As of December 31, 2004

Bryce Capital Growth Fund
Investments December 31, 2004

Showing Percentage of Net Assets

COMMON STOCK – 99.9%

	Shares	Value
Industrials - 20.2%
Ametek	1,075	$38,345
Hughes Supply Corp.	875	28,306
L-3 Communications Holdings	520	38,085
Labor Ready Inc.	2,625	44,415
Old Dominion Freight Line Inc.	1,200	41,760
Tyco Intl Ltd	1,150	41,101

		232,012

Consumer Discretionary - 15.8%
Columbia Sportswear	650	38,747
Costco	600	29,046
Quicksilver Inc.	1,000	29,790
Reebok Intl	1,025	45,100
Target Corp.	750	38,948

		181,630

Consumer Staples - 3.5%
CBRL Group	950	39,758

		39,758

Financials - 17.2%
Affiliated Managers Group	600	40,644
Ambac Financial Group	550	45,172
Bear Steams	300	30,693
ETrade Group	2,550	38,123
WR Berkley Corp	900	42,453

		197,084

Health Care - 20.6%
Amgen Inc.	700	44,905
Cerner Corp	675	35,890
Coventry Health Care	675	35,829
Fisher Scientific	675	42,107
Lab Corp of America	850	42,347
LifePoint Hospitals	1,025	35,691

		236,768

Bryce Capital Growth Fund
Investments — continued

COMMON STOCK — continued

	Shares	Value
Information Technology - 22.6%
ATI Technologies	1,900	36,841
Adobe Systems	575	36,076
Alliance Data	825	39,171
EMC Corp	2,575	38,290
Qualcomm Inc.	925	39,220
Texas Instruments	1,420	34,960
Veritas Software	1,200	34,260

		258,818

TOTAL COMMON STOCKS		1,146,070

MONEY MARKET FUNDS - 0.1%

Alliance Bernstein Capital Reserves	1,207	1,207

1,207

TOTAL MONEY MARKET FUNDS	1,207

NET ASSETS -100%	1,147,277

Bryce Capital Growth Fund
Financial Statements December 31, 2004
Unaudited

Statement of Assets and Liabilities

Assets
Cash Accounts	$67,173.09
Dom — Common Stock — Cost	$1,097,889.67
Dom — Common Stock -Appr/Depr	$48,180.03
Receivable for Securities Sold	$—
Receivable for Dividends	$216.69
Due from Advisor	$22,588.59
Prepaid Insurance	$(2,219.40)
Prepaid Registration	$(2,352.24)

Total Assets	$1,231,476.43

Liabilities
Payable — Securities Purchased	$66,354.80
Accrued Adminstration Fees	$(1,252.65)
Accrued Audit Fees	$2,745.36
Accrued Custody Fees	$443.88
Accrued Fund Accounting Fees	$5,223.99
Accrued Advisory Fees	$31.49
Accrued Legal Fees	$3,699.00
Accrued Miscellaneous Expense	$591.84
Accrued Transfer Agent Fees	$4,738.14
Accrued Shareholder Reporting	$1,479.60

Total Liabilities	$84,055.45

Net Assets	$1,147,420.98

Statement of Operations

Income
Domestic Dividend Income	$577.27
Short-Term Sweep Interest Inc	$28.63

Total Income	$605.90

Bryce Capital Growth Fund
Financial Statements — continued

Statement of Operations — continued

Expenses
Invest Advisory Expense	$1,346.49
Custody Fee	$443.88
Legal Fee	$3,699.00
Audit Fee	$2,745.36
Misc. Fees & Expense	$591.84
Registration Expense	$2,352.24
Transfer Agent Fees	$4,808.16
Insurance Expense	$2,219.40
Fund Accounting Fee	$5,917.32
Shareholder Reporting Expense	$1,479.60
Expenses Reimbursed	$(23,903.59)

Total Expenses	$1,699.70

Net Income	$(1,093.80)

Capital
Shares Outstanding (Par Value)	$106,818.82
Paid In Surplus	$1,001,329.03
Realized Gain(Loss) Sec	$(7,813.10)
Unrealized Gain(Loss) Sec	$48,180.03

Total Capital	$1,148,514.78

Net Assets	$1,147,420.98

Total Shares Outstanding	106,818.766

Net Asset Value	$10.74

Bryce Capital Value Fund:

The Bryce Capital Value Fund had a very good start returning 7.83% (net of fees)from the inception of September 14, 2004 through December 31, 2004. This return is ahead of the benchmark S&P 500 (price return). Strong inflows into the fund during the 4th quarter of the year found us constantly attempting to put money to work in a rising stock market, which makes this out-performance even more gratifying.

During the 4th quarter, the fund was positioned with the largest sector weightings being in the financials, consumer discretionary and information technology sectors. All of these sectors contributed positively to the funds’ performance. Our consumer discretionary sector had the largest positive impact with several names having large contributions. American Eagle Outfitters, a casual apparel, accessories and footwear retailer had a very strong 4th quarter buoyed by strong holiday sales. Deckers Outdoor a casual and outdoor footwear maker also saw strong demand and the stock was up over 20% above our cost. Another strong performer was Toro, the maker of professional and residential lawn care and snow removal equipment. As the winter got off to a strong start the demand for their snow throwers was extremely strong and as a result they reported impressive earnings and were rewarded for it.

Conversely, performance was hurt by a couple of commodity stocks, Gibraltar Steel a manufacturer of steel and Century Aluminum an aluminum producer. Both of these stocks we sold out of the fund at losses after they reported disappointing earnings during an extremely favorable commodity environment. Motorola was also a drag on performance and a position we liquidated, after it was reported that they were losing market share and their sales were suffering. With Oil prices up significantly throughout the year, energy and energy related stocks were strong performers in 2004. Although we had energy holdings in the fund, we were under-weight in the sector and that also hurt the performance relative to the benchmark S&P 500.

As we enter 2005, we have increased the weighting in the energy-related sector, while reducing both our technology and finance weightings. Although many have argued that valuations on the market have gotten to extremes, we continue to find attractive opportunities for the fund even with the valuation constraints that this fund has. Regardless of the overall economic environment, we feel that sound stock selection will lead us to companies that can outperform the broader market. 2005 will be a year with many factors pulling the market in different directions, from the Fed raising rates, to concerns about economic strength and the price of oil. We feel that if earnings continue to be reported as strongly as they have been at the start of 2005 then the market should have a good year.

As a fellow shareholder of the fund, I thank you for your confidence and investment in the Bryce Capital Value Fund.

/s/ Ed Sheidlower, CMFC
Ed Sheidlower, CMFC
Portfolio Manager

Bryce Capital Value Fund
Investment Changes

Top Ten Stocks as of December 31, 2004

% of fund’s
net assets
Ashland Inc.	2.4
US Bancorp Delaware	2.3
Engineered Support Systems	2.3
Simpson Manufacturing Co.	2.3
Zions Bancorp	2.3
Danaher Corp.	2.3
Harrah’s Entertainment	2.2
Overnite Corp.	2.2
Royal Caribbean Cruises	2.2
Toro Co.	2.2

22.6

Top Five Market Sectors as of December 31, 2004

% of fund’s
net assets
Financials	22.3
Consumer Discretionary	18.6
Information Technology	18.0
Industrials	15.2
Health Care	9.5

Asset Allocation
As of December 31, 2004

Bryce Capital Value Fund
Investments December 31,2004

Showing Percentage of Net Assets

COMMON STOCK - 99.6%

	Shares	Value
Industrials - 15.2%
Ametek	845	30,141
Armor Holdings	670	31,503
Danaher Corp.	590	33,872
Engineered Support Systems	575	34,052
Precision Castparts Corp	460	30,213
Simpson Manufacturing Co.	975	34,028
Toro Co.	400	32,540

		226,348

Consumer Discretionary - 18.6%
American Eagle Outfitters	680	32,028
Brunswick	600	29,700
Costco	420	20,332
Deckers Outdoor Corp.	565	26,549
Harrah’s Entertainment	490	32,776
Insight Enterprises	1,205	24,727
McGraw Hill	300	27,462
Royal Caribbean Cruises	600	32,664
Timberland Co.	325	20,368
Wesco International	1,030	30,529

		277,135

Consumer Staples - 3.8%
Bunge Ltd.	490	27,935
Corn Products Intl	550	29,458

		57,393

Energy - 4.3%
Ashland Inc.	620	36,196
Cal Dive International	700	28,525

		64,721

Financials - 22.3%
AG Edwards	750	32,408
Ambac Financial Group	360	29,567
Archipelago Holdings Inc.	1,425	29,897
Bank United	825	26,359

Bryce Capital Value Fund
Investments – continued

COMMON STOCK – continued

	Shares	Value
Bear Stearns	300	30,693
Corus Bankshares	585	28,086
ETrade Group	1,840	27,508
Host Marriott	1,625	28,113
Lehman Bros. Holdings	370	32,368
US Bancorp Delaware	1,100	34,452
Zions Bancorp	500	34,015

		333,464

Health Care - 9.5%
Becton Dickinson Co.	490	27,832
Polymedica Corp.	800	29,832
Qwest Diagnostics	325	31,054
Sierra Healthcare	475	26,177
UnitedHealth Group	310	27,289

		142,184

Materials - 2.0%
Monsanto	545	30,275

		30,275

Transportation - 4.0%
Knight Transportation	1,100	27,280
Overnite Corp	880	32,771

		60,051

Information Technology - 18.0%
Activision Inc.	1,500	30,270
Amdocs Limited	1,110	29,138
Amphenol Corp.	845	31,045
Computer Science Corp	540	30,440
International Rectifier	700	31,199
Logitech Intl	450	27,324
NetGear Inc	1,675	30,418
SunGuard Data Systems	1,025	29,038
Thomas & Betts	965	29,674

		268,546

Bryce Capital Value Fund
Investments — continued

COMMON STOCK — continued

	Shares	Value
Telecommunication Services - 1.8%
America Movil	500	26,175

		26,175

TOTAL COMMON STOCKS		1,486,292

MONEY MARKET FUNDS - 0.4%

Alliance Bernstein Capital Reserves	5,981	5,981

		5,981

TOTAL MONEY MARKET FUNDS		5,981

NET ASSETS - 100%		1,492,273

Bryce Capital Value Fund
Financial Statements December 31, 2004
Unaudited

Statement of Assets and Liabilities

Assets
Cash Accounts	$62,995.90
Dom - Common Stock - Cost	$1,402,361.23
Dom - Common Stock -Appr/Depr	$83,993.82
Receivable for Securities Sold	$0.02
Receivable for Dividends	$873.71
Due from Advisor	$21,542.62
Prepaid Insurance	$(2,219.40)
Prepaid Registration	$(2,352.24)

Total Assets	$1,567,195.66

Liabilities
Payable - Securities Purchased	$57,657.20
Accrued Adminstration Fees	$(1,252.65)
Accrued Audit Fees	$2,745.36
Accrued Custody Fees	$443.88
Accrued Fund Accounting Fees	$5,223.99
Accrued Advisory Fees	$41.08
Accrued Legal Fees	$3,699.00
Accrued Miscellaneous Expense	$591.84
Accrued Transfer Agent Fees	$4,738.13
Accrued Shareholder Reporting	$1,479.60

Total Liabilities	$75,367.43

Net Assets	$1,491,828.23

Statement of Operations

Income
Domestic Dividend Income	$2,111.27
Short-Term Sweep Interest Inc	$76.95

Total Income	$2,188.22

Bryce Capital Value Fund
Financial Statements - continued

Statement of Operations - continued

Expenses
Invest Advisory Expense	$2,180.08
Custody Fee	$443.88
Legal Fee	$3,699.00
Audit Fee	$2,745.36
Misc. Fees & Expense	$591.84
Registration Expense	$2,352.24
Transfer Agent Fees	$4,808.16
Insurance Expense	$2,219.40
Fund Accounting Fee	$5,917.32
Shareholder Reporting Expense	$1,479.60
Expenses Reimbursed	$(23,681.62)

Total Expenses	$2,755.26

Net Income	$(567.04)

Capital
Shares Outstanding (Par Value)	$138,345.32
Paid In Surplus	$1,290,314.99
Realized Gain(Loss) Sec	$(20,258.86)
Unrealized Gain(Loss) Sec	$83,993.82

Total Capital	$1,492,395.27

Net Assets	$1,491,828.23

Total Shares Outstanding	138,345.315

Net Asset Value	$10.78

Bryce Capital Funds

Notes to Statement of Assets and Liabilities

1.	Organization	Bryce Capital Funds (the “Fund”) was organized as a Delaware trust and is organized as a series fund, currently offering two series: Bryce Capital Growth Fund and Bryce Capital Value Fund (each, a “Series”). Each Series is authorized to issue an unlimited number of shares, par value $.001 per share. All shares of each Series have equal rights and privileges.

2.	Summary of Significant Accounting Policies	The preparation of the statement of assets and liabilities in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statement of assets and liabilities. Accordingly, actual results could differ from those estimates.

Costs incurred in connection with the Fund’s organization are paid by Bryce Capital Management, LLC (the “Advisor”).

The Fund has entered into a management agreement with the Advisor pursuant to which the Advisor will be responsible for providing investment management and advisory services to each Series. For its services, the Advisor will receive a fee computed daily and payable monthly at an annual rate of 1.0% of each Series’ average daily net assets.

Each Series intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gains sufficient to relieve it from substantially all Federal income and excise taxes.

Your Notes

Bryce Capital Funds
Aquarius Fund Distributors, LLC
4020 South 147th Street
Omaha, NE 68137
1-866-62-BRYCE
www.brycefunds.com

Not FDIC Insured – May Lose Value – No Bank Guarantee

For more complete information, including fees, risks and expenses please call the Bryce Capital Funds Group at 1-866-62-BRYCE or go to our website at www.brycefunds.com for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Bryce Capital Growth Fund and Bryce Capital Value Fund. A description of the funds’ voting policies and procedures is available without charge upon request, by calling the Bryce Capital Funds Group toll free number above or by accessing the SEC’s website at http://www.sec.gov.

Copyright 2005 Bryce Capital Management, LLC